UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Definitive Material Agreement.

On February 22, 2019, Ocwen Financial Corporation and Ocwen Mortgage Servicing, Inc. (together with their subsidiaries “Ocwen” or the “Company”), entered into (i) a binding term sheet (the “Term Sheet”), and (ii) a letter agreement regarding reservation of rights (the “Letter”) with Altisource S.à r.l. (“Altisource”), a wholly-owned subsidiary of Altisource Portfolio Solutions S.A. (Altisource and Ocwen each a “Party” and, collectively, the “Parties”). Ocwen Financial Corporation and Altisource also entered into a request for services relating to resource retention (the “Request”).

The Term Sheet includes the following key terms:

REALServicing Technology

●	Subject to the terms and conditions of the Term Sheet, Altisource will reasonably cooperate with Ocwen in moving loans off of Altisource’s REALServicing technology and will use commercially reasonable, diligent efforts to deliver to Ocwen the REALServicing and REALDoc data, as defined in the Term Sheet.

●	Ocwen will pay all reasonable time and materials costs, software and hardware licensing fees and other out-of-pocket costs (collectively, the “Costs”), with certain Costs subject to a stated cap, incurred by Altisource in connection with or related to the REALServicing and REALDoc technology transition and fees for continued access to REALServicing and REALDoc technology, as specified in the Term Sheet.

●	Under the Request, Ocwen will pay 50% of both an incentive payment plan and contingency retention plan (each subject to stated caps) not to exceed $2.3 million to encourage certain Altisource technology employees or contractors to continue to remain employed or engaged by Altisource during the transition from REALServicing.

Altisource as Ocwen’s Service Provider

●	After certain conditions have been met and where Ocwen has the right to select the services provider, Ocwen will use Altisource to provide the types of services that Altisource currently provides under the Services Agreements dated August 10, 2009 and October 1, 2012 (“Standard Services”) for at least 90% of services for all portfolios for which Ocwen is the servicer or subservicer, except that Altisource will be the provider for all Standard Services for the portfolios: (i) acquired by Ocwen pursuant to loan servicing under agreements from Homeward Residential, Inc. (acquired in 2012) or assigned and assumed by Ocwen from Residential Capital, LLC, et al (assets acquired in 2013); and (ii) acquired from Ocwen, excluding certain portfolios in which PHH Corporation has an interest, by New Residential Investment Corp. or any affiliates or predecessors in interest thereof (collectively, “NRZ”) prior to the date of the Term Sheet.

Additional Modifications to Applicable Services Agreements

●	Ocwen and Altisource will undertake diligent, good faith efforts to resolve remaining open issues in the form of an amendment to the Services Agreement (such open issues include amendments to applicable performance standards) to be signed on or before March 14, 2019. Except to the extent otherwise agreed by the Parties in the Term Sheet or in a subsequent definitive agreement between the Parties, specified existing performance metrics (subject to the provisions in the Services Agreements and corresponding statements of work) will be applied as set forth in the Term Sheet as the performance standards for services under the Services Agreements. The performance standards will be subject to periodic revision, as reasonably agreed by the parties in light of investor, government-sponsored enterprise (GSE), regulatory, and servicing agreement requirements, changing characteristics of properties within the portfolios, the macroeconomic environment, and industry practices.

●	As specified in the Term Sheet, if Altisource fails certain performance standards for specified periods of time, then Ocwen may terminate Altisource as a provider for the applicable service(s), subject to Altisource’s right to cure.

●	Ocwen will reasonably approve requests by Altisource to assign contracts between the Parties (in whole or in part) to Altisource affiliates or to one or more third parties in connection with one or more transactions involving (whether by merger, acquisition of equity, acquisition of assets and/or other similar transactions) one or more lines of business, provided that the assignee is able to satisfy Ocwen’s reasonable vendor qualifications as generally applied by Ocwen.

●	For certain claims arising from referrals received by Altisource after the effective date of the Term Sheet, the Parties have agreed to certain changes with respect to limitations of liability, indemnities for third-party claims and negligence standards. The provisions include reciprocal indemnification obligations in the event of negligence by either Party and Altisource’s indemnification obligations of Ocwen from any Altisource breach of its obligations under the Services Agreements. The limitations of liability provisions include an exception for losses either Party suffers as a result of third party claims.

●	Pursuant to the Term Sheet, the Parties have amended certain statements of work under the Services Agreements for the provision of mortgage charge-off collections services, including as follows:

●	In accordance with the provisions set forth in the applicable statements of work under the Services Agreements for mortgage charge-off collections services, Ocwen agrees to engage and utilize Altisource as sole provider of such services, except to the limited extent that Ocwen is required to engage an alternative provider of such services pursuant to its agreements with an applicable trustee, investor or portfolio owner or other entity that has the right to direct placement of such services.

The Letter confirms the Parties’ understanding with respect to the reservation of certain rights in light of the Parties’ entry into the Term Sheet. Except in relation to Ocwen’s transfer off of the REALServicing technology beginning in February 2019 or termination of the REALServicing statement of work, each party reserves its rights and remedies in the event of any disputes between the Parties. While the Term Sheet does not restrict Ocwen’s rights to sell mortgage servicing rights in any way, the Letter specifically includes a reservation of each party’s rights to assert damage claims against the other party regarding such transactions including any transfer by Ocwen to NRZ or any third party of the rights to designate a vendor. Ocwen does not believe its agreements with Altisource restrict Ocwen’s rights to sell mortgage servicing rights or to restrict Ocwen from allowing an owner of mortgage servicing rights, or owner of the economics thereto, the right to designate vendors. As such, Ocwen believes any asserted claims by Altisource against Ocwen arising from Ocwen’s sale of mortgage servicing rights or related to the rights to designate a vendor to a third party would be without merit and we have so informed Altisource.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include those described in Ocwen’s reports and filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017, current and quarterly reports since such date, and, when available, its Annual Report on Form 10-K for the year ended December 31, 2018. Anyone wishing to understand Ocwen’s business should review our SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: February 26, 2019	By:	/s/ Glen A. Messina
Glen A. Messina
President and Chief Executive Officer